________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 18, 2026

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 South Buena Vista Street
Burbank, California 91521
(Address of Principal Executive Offices and Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 18, 2026, the Board of Directors (the “Board”) of The Walt Disney Company (the “Company”) appointed Josh D’Amaro to serve (i) as a Director on the Board, effective immediately, with a term expiring at the 2027 annual meeting of shareholders, and (ii) on the Executive Committee of the Board. Mr. D’Amaro is Chief Executive Officer of the Company. The disclosure set forth in the fourth and ninth paragraphs of the Company’s Current Report on Form 8-K filed February 3, 2026 is incorporated into this Item 5.02(d) by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a-b) The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders on March 18, 2026 (the “Annual Meeting”) are as follows.

1.	Election of Directors:	For	Against	Abstentions	Broker Non-Votes
	Mary T. Barra	1,246,729,714	28,245,945	1,559,327	214,127,170
	Amy L. Chang	1,252,580,182	21,404,721	2,550,083	214,127,170
	D. Jeremy Darroch	1,266,787,445	7,595,041	2,152,500	214,127,170
	Carolyn N. Everson	1,261,902,344	12,886,740	1,745,902	214,127,170
	Michael B.G. Froman	1,251,584,336	23,194,528	1,756,122	214,127,170
	James P. Gorman	1,265,491,120	9,295,336	1,748,530	214,127,170
	Robert A. Iger	1,257,489,959	17,508,644	1,536,383	214,127,170
	Maria Elena Lagomasino	1,186,186,368	87,361,080	2,987,538	214,127,170
	Calvin R. McDonald	1,263,939,169	10,718,151	1,877,666	214,127,170
	Derica W. Rice	1,238,036,115	35,306,163	3,192,708	214,127,170
	Jeffrey E. Williams	1,269,005,785	5,671,848	1,857,353	214,127,170

		For	Against	Abstentions
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for fiscal 2026	1,389,388,245	99,386,474	1,887,437

		For	Against	Abstentions	Broker Non-Votes
3.	Advisory vote to approve executive compensation	1,091,655,024	181,755,217	3,124,745	214,127,170

		For	Against	Abstentions	Broker Non-Votes
4.	Shareholder proposal requesting a report on how the employee gift-matching program may impact risks related to religious discrimination against employees	10,054,574	1,251,055,568	15,424,844	214,127,170

5.	As previously announced by the Company in its Supplement to the Proxy Statement filed with the U.S. Securities and Exchange Commission on March 5, 2026, the shareholder proposal requesting a report on the expected and potential return on investment from climate commitments was withdrawn by the proponent. Therefore, the proposal was not presented at or voted on at the Annual Meeting, nor were any votes cast in regard to the proposal tabulated.

		For	Against	Abstentions	Broker Non-Votes
6.	Shareholder proposal requesting adoption of cumulative voting for Board elections	36,841,191	1,231,354,256	8,339,539	214,127,170

		For	Against	Abstentions	Broker Non-Votes
7.	Shareholder proposal requesting an independent review and report on accessibility and disability inclusion practices	62,887,788	1,196,395,686	17,251,512	214,127,170

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Jolene E. Negre
Jolene E. Negre
Deputy General Counsel - Securities Regulation, Governance & Secretary
Dated: March 20, 2026